CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - JPY (¥) ¥ in Millions	6 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Net income	¥ 382,758	¥ 375,269
Other comprehensive income (loss), net of tax	(196,229)	(297,397)
Total comprehensive income	186,529	77,872
Less: Total comprehensive income attributable to noncontrolling interests	2,310	8,069
Total comprehensive income attributable to MHFG shareholders	¥ 184,219	¥ 69,803